Going Concern	9 Months Ended
Sep. 30, 2021
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GOING CONCERN

Note 4 - GOING CONCERN

The Company has incurred losses since its inception. As of September 30, 2021, the Company had an accumulated deficit of $5,300,800. For the nine months ended September 30, 2021, the Company recorded net cash used in operating activities of $2,631,984. As of September 30, 2021, the Company has working capital of $3,230,599. Besides, the Company entered into several significant sales orders with customers (see Note 18), which would generate sufficient cash flow to meet its operating needs and repayment for short-term debt. Therefore, the management assesses that current working capital, together with the future sales orders, will be sufficient to meet its obligations for the next 12 months from the issuance date of this report. The financial statements are prepared on going concern basis.